Inventory	May 20, 2020
Inventory Disclosure [Abstract]
Inventory
7.	Inventory
Inventory consisted of the following as of December 31, 2019 and 2018 :

	December 31,
(In thousands)	2019	2018
Raw materials	$2,846	$2,367
Work in process	7,575	3,553
Finished goods	6,108	1,717

Total inventories	$16,529	$7,637

Finished goods manufactured by the Company have a shelf life of approximately 24 months from the date of manufacture.
The Company reduces its inventory to net realizable value for potentially excess, dated or obsolete inventory based on an analysis of forecasted demand compared to quantities on hand and any firm purchase orders, as well as product shelf life. During the year ended December 31, 2019, the Company expensed $0.9 million to cost of sales for unabsorbed manufacturing and overhead costs related to the operation of the United Kingdom facility at Patheon UK Limited. At December 31, 2019, the Company determined that no write-downs to inventory for potentially excess, dated or obsolete inventory were required.